UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2019

PACIFIC ETHANOL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PEIX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment to Security Agreement

On December 29, 2019, Pacific Ethanol Pekin, LLC (“Pekin”), an indirect wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”), and CoBank, ACB (“CoBank”) entered into a Second Amendment to Security Agreement (the “Second Amendment”) dated effective as of December 20, 2019 by and between Pekin and CoBank as agent for the benefit of Compeer Financial, PCA (the “Lender”, and together with CoBank, the “Lender Parties”), successor by merger to 1st Farm Credit Services, PCA, further amending that certain Security Agreement dated as of December 15, 2016 by and between Pekin and CoBank as agent for the benefit of 1st Farm Credit Services, PCA (the “Security Agreement”).

Under the Second Amendment, the parties agreed to amend the secured obligations under the Security Agreement to include Pekin’s unconditional guarantee for the payment of up to an aggregate $40.0 million to satisfy the obligations of Illinois Corn Processing, LLC (“ICP”), an indirect wholly-owned subsidiary of the Company, to the Lender Parties under the Credit Agreement dated as of September 15, 2017 by and among ICP and the Lender Parties (as amended, the “ICP Credit Agreement”).

The Second Amendment also contains customary representations, warranties and covenants, and other terms and conditions.

A description of the Security Agreement is set forth in the Company’s Current Report on Form 8-K for December 15, 2016 filed with the Securities and Exchange Commission on December 20, 2016 and is incorporated herein by this reference. Descriptions of the ICP Credit Agreement are set forth in the Company’s Current Reports on Forms 8-K for September 15, 2017 and December 20, 2019 filed with the Securities and Exchange Commission on September 21, 2017 and December 26, 2019, respectively, and are incorporated herein by this reference.

Pekin Guaranty

On December 29, 2019, Pekin entered into a Guaranty (the “Pekin Guaranty”) dated effective as of December 20, 2019 in favor of the Lender Parties. The Pekin Guaranty provides for the unconditional guarantee by Pekin, and Pekin agreed to be liable for, the payment and performance when due of up to an aggregate $40.0 million of ICP’s obligations under the ICP Credit Agreement. The Pekin Guaranty also contains customary representations, warranties and covenants, and other terms and conditions.

Third Amendment to Illinois Future Advance Real Estate Mortgage

On December 29, 2019, Pekin and Lender entered into a Third Amendment to Illinois Future Advance Real Estate Mortgage (the “Third Amendment to Mortgage”) dated effective as of December 20, 2019 by and between Pekin and Lender, further amending that certain Illinois Future Advance Real Estate Mortgage dated as of December 15, 2016 by Pekin in favor of CoBank as agent for and on behalf of 1st Farm Credit Services, PCA (the “Pekin Mortgage”).

Under the Third Amendment to Mortgage, Pekin agreed to amend the definition of obligations under the Pekin Mortgage to include all obligations under the Pekin Guaranty (as described above), provided that upon payment of an aggregate $40.0 million to the Lender Parties, the obligations shall mean the obligations under the Credit Agreement dated as of December 15, 2016 by and among Pekin and the Lender Parties (as amended, the “Pekin Credit Agreement”) and certain promissory notes made by Pekin. The Third Amendment to Mortgage also amended Exhibit B to the Pekin Mortgage to include only promissory notes made by Pekin.

The Third Amendment to Mortgage also contains customary representations, warranties and covenants, and other terms and conditions.

Descriptions of the Pekin Credit Agreement are set forth in the Company’s Current Reports on Forms 8-K for December 15, 2016, August 7, 2017, March 30, 2018, March 21, 2019, July 15, 2019, November 15, 2019, December 16, 2019 and December 20, 2019 filed with the Securities and Exchange Commission on December 20, 2016, August 11, 2017, April 5, 2018, March 27, 2019, July 19, 2019, November 19, 2019, December 26, 2019 and December 26, 2019, respectively, and are incorporated herein by this reference.

First Amendment to Security Agreement

On December 29, 2019, ICP and CoBank entered into a First Amendment to Security Agreement (the “First Amendment”) dated effective as of December 20, 2019 by and between ICP and CoBank, amending that certain Security Agreement dated as of September 15, 2017 by and between ICP and CoBank as agent for the benefit of Lender (the “ICP Security Agreement”).

Under the First Amendment, the parties agreed to amend the secured obligations under the ICP Security Agreement to include ICP’s unconditional guarantee for the payment of up to an aggregate $40.0 million to satisfy the obligations of Pekin to the Lender Parties under the Pekin Credit Agreement.

The First Amendment also contains customary representations, warranties and covenants, and other terms and conditions.

A description of the ICP Security Agreement is set forth in the Company’s Current Report on Form 8-K for September 15, 2017 filed with the Securities and Exchange Commission on September 21, 2017 and is incorporated herein by this reference.

ICP Guaranty

On December 29, 2019, ICP entered into a Guaranty (the “ICP Guaranty”) dated effective as of December 20, 2019 in favor of the Lender Parties. The ICP Guaranty provides for the unconditional guarantee by ICP, and ICP agreed to be liable for, the payment and performance when due of up to an aggregate $40.0 million of Pekin’s obligations under the Pekin Credit Agreement. The ICP Guaranty also contains customary representations, warranties and covenants, and other terms and conditions.

Amendment to Illinois Future Advance Real Estate Mortgage

On December 29, 2019, ICP and Lender entered into an Amendment to Illinois Future Advance Real Estate Mortgage (the “Amendment to Mortgage”) dated effective as of December 20, 2019 by and between ICP and Lender, amending that certain Illinois Future Advance Real Estate Mortgage dated as of September 15, 2017 by ICP in favor of CoBank as agent for and on behalf of Lender (the “ICP Mortgage”).

Under the Amendment to Mortgage, ICP agreed to amend the definition of obligations under the ICP Mortgage to include all obligations under the ICP Guaranty (as described above), provided that upon payment of an aggregate $40.0 million to the Lender Parties, the obligations shall mean the obligations under the ICP Credit Agreement. The Amendment to Mortgage also amended Exhibit B to the ICP Mortgage to include only promissory notes made by ICP.

The Amendment to Mortgage also contains customary representations, warranties and covenants, and other terms and conditions.

A description of the ICP Mortgage is set forth in the Company’s Current Report on Form 8-K for September 15, 2017 filed with the Securities and Exchange Commission on September 21, 2017 and is incorporated herein by this reference. Descriptions of the ICP Credit Agreement are set forth in the Company’s Current Reports on Forms 8-K for September 15, 2017 and December 20, 2019 filed with the Securities and Exchange Commission on September 21, 2017 and December 26, 2019, respectively, and are incorporated herein by this reference.

Amended and Restated Guaranty and Contribution Agreement

On December 29, 2019, Pacific Ethanol Central, LLC (“PE Central”), Pekin’s and ICP’s parent company and a wholly-owned subsidiary of the Company, entered into an Amended and Restated Guaranty and Contribution Agreement (the “Amended Guaranty”) dated effective as of December 20, 2019 in favor of the Lender Parties. The Amended Guaranty amended the guaranteed amount under the Guaranty and Contribution Agreement (the “Original Guaranty”) dated as of March 20, 2019 by PE Central in favor of the Lender Parties from an amount equal to (i) $30.0 million, minus the then-existing amount of Pekin’s working capital, plus the amount of any accounts receivable owed by PE Central to Pekin, plus $12.0 million to (ii) $40.0 million and all payments due to the Lender Parties under certain provisions of the Pekin Credit Agreement and ICP Credit Agreement. The Amended Guaranty also contains customary representations, warranties and covenants, and other terms and conditions.

A description of the Original Guaranty is set forth in the Company’s Current Report on Form 8-K for March 21, 2019 filed with the Securities and Exchange Commission on March 27, 2019 and is incorporated herein by this reference.

First Amendment to Security Agreement

On December 29, 2019, PE Central and CoBank entered into a First Amendment to Security Agreement (the “PE Central First Amendment”) dated effective as of December 20, 2019 by and between PE Central and CoBank as agent for the benefit of Lender, amending that certain Security Agreement dated as of March 20, 2019 by and among PE Central and the Lender Parties (the “PE Central Security Agreement”).

Under the PE Central First Amendment, the parties agreed to amend the collateral under the PE Central Security Agreement to include PE Central’s equity interests in ICP. The PE Central First Amendment also contains customary representations, warranties and covenants, and other terms and conditions.

A description of the PE Central Security Agreement is set forth in the Company’s Current Report on Form 8-K for March 21, 2019 filed with the Securities and Exchange Commission on March 27, 2019 and is incorporated herein by this reference.

Pledge Agreements

On December 29, 2019, PE Central and Pekin entered into a Pledge Agreement (the “Pekin Pledge Agreement”) dated effective as of December 20, 2019 with CoBank, as agent for Lender, under which PE Central pledged its equity interests in Pekin in favor of the Lender Parties as security for PE Central’s obligations under the Pekin Pledge Agreement and the Amended Guaranty. The Pekin Pledge Agreement also contains customary representations, warranties and covenants, and other terms and conditions.

On December 29, 2019, PE Central and ICP entered into a Pledge Agreement (the “ICP Pledge Agreement”) dated effective as of December 20, 2019 with CoBank, as agent for Lender, under which PE Central pledged its equity interests in ICP in favor of the Lender Parties as security for PE Central’s obligations under the ICP Pledge Agreement and the Amended Guaranty. The ICP Pledge Agreement also contains customary representations, warranties and covenants, and other terms and conditions.

On December 29, 2019, PE Central and Pacific Aurora, LLC (“Pacific Aurora”), an indirect subsidiary of the Company, entered into a First Amendment to Pledge Agreement (the “First Amendment to Pledge”) dated effective as of December 20, 2019 with CoBank, as agent for the benefit of Lender, amending the Pledge Agreement dated as of March 20, 2019 by and among PE Central and the Lender Parties (the “Original Pledge Agreement”), under which PE Central agreed to amend the Original Pledge Agreement to permit PE Central to retain dividends payable to PE Central unless an event of default has occurred or as otherwise described in the loan documents. The First Amendment to Pledge also imposed negative covenants on PE Central, including PE Central’s obligation not to sell, convey or dispose of the pledged collateral. The First Amendment to Pledge also contains customary representations, warranties and covenants, and other terms and conditions.

A description of the Original Pledge Agreement is set forth in the Company’s Current Report on Form 8-K for March 21, 2019 filed with the Securities and Exchange Commission on March 27, 2019 and is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 29, 2019, Pekin and CoBank entered into the Second Amendment, as described under Item 1.01 above and incorporated herein by this reference.

On December 29, 2019, Pekin entered into the Pekin Guaranty in favor of the Lender Parties, as described under item 1.01 above and incorporated herein by this reference.

On December 29, 2019, Pekin and Lender entered into the Third Amendment to Mortgage, as described under Item 1.01 above and incorporated herein by this reference.

On December 29, 2019, ICP and CoBank entered into the First Amendment, as described under Item 1.01 above and incorporated herein by this reference.

On December 29, 2019, ICP entered into the ICP Guaranty in favor of the Lender Parties, as described under Item 1.01 above and incorporated herein by this reference.

On December 29, 2019, ICP and Lender entered into the Amendment to Mortgage, as described under Item 1.01 above and incorporated herein by this reference.

On December 29, 2019, PE Central entered into the Amended Guaranty in favor of the Lender Parties, as described under Item 1.01 above and incorporated herein by this reference.

On December 29, 2019, PE Central and CoBank entered into the PE Central First Amendment, as described under Item 1.01 above and incorporated herein by this reference.

On December 29, 2019, PE Central, Pekin and CoBank entered into the Pekin Pledge Agreement, as described under Item 1.01 above and incorporated herein by this reference.

On December 29, 2019, PE Central, ICP and CoBank entered into the ICP Pledge Agreement, as described under Item 1.01 above and incorporated herein by this reference.

On December 29, 2019, PE Central, Pacific Aurora and CoBank entered into the First Amendment to Pledge, as described under Item 1.01 above and incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2020	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary